UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2022

Innovative Industrial Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37949	81-2963381
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1389 Center Drive, Suite 200

Park City, Utah 84098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 997-3332

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IIPR	New York Stock Exchange
Series A Preferred Stock, par value $0.001 per share	IIPR-PA	New York Stock Exchange

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 7, 2022, the Board of Directors of Innovative Industrial Properties, Inc. (the “Company”) adopted amended and restated bylaws of the Company (the “Third Amended and Restated Bylaws”) in order to, among other things, address matters relating to Rule 14a-19 (the “Universal Proxy Rules”) under the Securities Exchange Act of 1934, as amended, which applies to stockholder meetings held after August 31, 2022.

Among other things, the amendments effected by the Third Amended and Restated Bylaws:

•	amend language to ensure that any stockholder casting a vote by proxy complies with applicable laws and regulations, including the Universal Proxy Rules;

•	reflect the requirement that any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board of Directors of the Company;

•	update the provisions related to the information required to be included in a stockholder’s notice of nomination of individuals for election as a director and the information required to be included in any notice of other business the stockholder proposes to bring before a meeting;

•	require a stockholder submitting a director nomination to make a written undertaking that such stockholder intends to solicit holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of the director nomination in accordance with the Universal Proxy Rules;

•	update the accompanying certifications made by a stockholder submitting a notice of nomination of individuals for election as a director; and

•	reflect that the Company will disregard any proxy authority granted in favor of any proposed director nominee if the stockholder soliciting proxies in support of such proposed nominee abandons the solicitation or does not comply with the Universal Proxy Rules.

The foregoing summary is qualified in its entirety by reference to the Third Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

3.1	Third Amended and Restated Bylaws of Innovative Industrial Properties, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2022	INNOVATIVE INDUSTRIAL PROPERTIES, INC.

	By:	/s/ Catherine Hastings
	Name:	Catherine Hastings
	Title:	Chief Financial Officer